SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549 --------------

FORM 8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 12, 2007

     UNITED-GUARDIAN, INC.
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(Exact name of Registrant as Specified in Charter)

DELAWARE	1-10526	11-1719724
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(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

230 Marcus Boulevard, Hauppauge, New York		11788
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(Address of Principal Executive Offices)		(Zip Code)

                           Registrant's telephone number, including area code: (631) 273-0900
                           __________________________________________________________________

                                                          Not Applicable
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                                (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act

_	(17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17

_	CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b)

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.01 - Completion of Disposition of Assets

  On December 11, 2007 United-Guardian, Inc. completed the sale of certain assets of its Eastern Chemical Corporation subsidiary, including the sale of all of Eastern's inventory and its customer and vendor lists.  United intends to discontinue the Eastern business effective immediately.

Item 8.01 - Other Events
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     On December 10, 2007, United-Guardian, Inc. issued a press release announcing that its Board of Directors had declared a semi-annual cash dividend of $.28 per share to all stockholders of record as of December 17, 2007.  The dividend will be paid on January 7, 2008. A copy of that press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
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(c) Exhibits
Exhibit Number	Exhibit
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99.1	Press Release dated December 10, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED-GUARDIAN, INC. By:/s/ Kenneth H. Globus --------------------- Name: Kenneth H. Globus Title: President

December 12, 2007